Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of September 30, 2009 by and between The Macerich Company, a Maryland corporation (the “Company”), and Heitman M-rich Investors LLC, a Delaware limited liability company (the “Investor”).

RECITALS

WHEREAS, pursuant to the terms of that certain Purchase Agreement for Interests in Limited Partnership, dated as of September 30, 2009 (the “Purchase Agreement”), Investor and/or its Affiliate(s) are purchasing an aggregate 50% interest in FREEHOLD CHANDLER HHF HOLDINGS LP, a Delaware limited partnership (the “Partnership”), and in connection therewith are concurrently herewith entering into the Agreement of Limited Partnership (the “Limited Partnership Agreement”) of the Partnership, dated as of September 30, 2009, with Affiliates of the Company;

WHEREAS, in consideration of the Investor entering into the Purchase Agreement and the Limited Partnership Agreement and consummating the transactions contemplated thereby, the Company has agreed to issue warrants to purchase common stock of the Company (the “Warrants”);

WHEREAS, the Warrants are being issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the Warrants will be exercisable for unregistered shares of common stock of the Company (the “Common Shares”); and

WHEREAS, in connection with the Investor entering into the Limited Partnership Agreement and consummating the transactions contemplated thereby, the Company has agreed to grant certain registration rights to the Investor with respect to the Common Shares.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.                                          Additional Definitions.  In this Agreement the following terms shall have the following respective meanings:

“Affiliate” of any Person shall mean a Person that directly or indirectly, including through one or more intermediaries, controls, is controlled by, or is under common control with, the first-mentioned Person.

“Automatic Shelf” means a Shelf Registration Statement which shall become effective upon filing thereof pursuant to General Instruction I.D. of Form S-3.

“Commission” shall mean the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Company” shall have the meaning set forth in the recitals to this Agreement, and shall be deemed to refer to all successors, including by operation of law.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

“Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust, association, private foundation, joint stock company or other entity.

The terms “Register,” “Registered” and “Registration” refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act providing for the issuance to, or the sale by, the Investor of Registrable Shares in accordance with the method or methods of distribution described in such Registration Statement, and the declaration or ordering of the effectiveness of such Registration Statement by the Commission.

“Registrable Shares” shall mean the Common Shares, including any Common Shares issued in redemption or exchange for, or in replacement of such Common Shares.

“Registration Expenses” shall mean all out-of-pocket expenses (excluding Selling Expenses) incurred by the Company in connection with any attempted or completed registration pursuant to this Agreement, including the following: (a) registration, filing and listing fees; (b) fees and expenses of compliance with federal and state securities laws; (c) printing, shipping and delivery expenses; (d) fees and disbursements of counsel for the Company; (e) fees and disbursements of all independent public accountants of the Company; (f) fees and expenses of listing of the Registrable Shares on each securities exchange on which securities of the same class or series are then listed; and (g) fees and expenses associated with any filing with the Financial Industry Regulatory Authority required to be made in connection with the Registration Statement.

“Registration Statement” shall mean a Shelf Registration Statement or an Automatic Shelf, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the prospectus contained therein or related thereto, all exhibits thereto and all materials and documents incorporated by reference therein.

“Rule 144” shall mean Rule 144 promulgated by the Commission under the Securities Act, or any successor rule or regulation.

“Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to any sale of Registrable Shares.

Section 2.                                          Shelf Registration.

(a)                                  Within sixty (60) days from the date first written above, the Company shall file a registration statement on Form S-3 or another appropriate form (a “Shelf Registration Statement”) pursuant to Rule 415 under the Securities Act relating to the resale of all Registrable Shares in an offering to be made on a continuous basis, which Shelf Registration Statement will contemplate the ability of the Investor to do an underwritten offering. The Company agrees to use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission.  In lieu of filing a Shelf Registration Statement as described in the previous sentence, the Company may designate an existing Automatic Shelf for the registration of the resale of the Registrable Shares.  In the event that the Company exercises this option, it shall be obligated to use commercially reasonable efforts to prepare and file a supplement to the prospectus contained in such Automatic Shelf to cover resales of the Registrable Shares by the Investor within thirty (30) days from the date first written above.  The Company agrees to keep such Shelf Registration Statement or Automatic Shelf, as the case may be, effective until the date that is the earlier of (i) the date on which the Registrable Shares have been disposed of by Investor, and (ii) the date on which all of the Registrable Shares may be sold in one transaction without restriction pursuant to Rule 144.

(b)                                 Notwithstanding the foregoing, the Company shall have the right (the “Deferral Right”) to defer any such filing (or suspend sales under any filed Registration Statement or defer the updating of any filed Registration Statement and suspend sales thereunder) for a period of not more than 105 days during any one-year period ending on December 31, if the Company determines in its discretion that it would be detrimental to the Company and its stockholders to file such Registration Statement or amendment thereto at such time (or continue sales under a filed Registration Statement).

(c)                                  The Investor may sell the Registrable Shares covered by such Registration Statement in an underwritten offering.  The Company shall reasonably cooperate with Investor in order to facilitate the disposition of the Registrable Shares in an underwritten offering.  The Investor may select the managing underwriter in connection with such registration, provided that such managing underwriter must be reasonably satisfactory to the Company.  The Company may select any additional investment banks to be used in connection with the offering.

Section 3.                                          Registration Procedures.

(a)                                  The Company shall promptly notify the Investor of the occurrence of any of the following events as soon as reasonably practicable following the Company obtaining actual knowledge of the same:

(i)                                     when any Registration Statement relating to the Registrable Shares has become effective;

(ii)                                  the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement;

(iii)                               the Company exercising its Deferral Right;

(iv)                              the Company’s receipt of any notification of the suspension of the qualification of any Registrable Shares covered by a Registration Statement for sale in any jurisdiction;

(v)                                 the existence of any event, fact or circumstance that results in a Registration Statement containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading during the distribution of securities; or

(vi)                              the occurrence or existence of any pending corporate development that, in the sole discretion of the Company, makes it appropriate to suspend the availability of the Registration Statement.

The Company agrees to use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any such Registration Statement or any state qualification as promptly as reasonably practicable.  The Investor agrees that upon delivery of any notice by the Company of the occurrence of any event of the type described in this Section 3(a)(ii), (iii), (iv), (v) or (vi), the Investor shall immediately discontinue any disposition of Registrable Shares pursuant to any Registration Statement until the receipt of written notice from the Company that such disposition may be made (such time period being a “Deferral/Suspension Period”).

(b)                                 The Company shall provide to the Investor, at no cost to the Investor, a copy of the Registration Statement used to effect the Registration of the Registrable Shares, each prospectus contained in such Registration Statement or post effective amendment and any amendment or supplement thereto and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Shares covered by such Registration Statement.  The Company consents to the use of each prospectus and any supplement thereto by the Investor in connection with the offering and sale of the Registrable Shares covered by such Registration Statement.  The Company shall also file copies of the prospectus and any post-effective amendment or supplement thereto with the Commission to enable the Investor to have the benefits of the prospectus delivery provisions of the Securities Act.

(c)                                  The Company agrees to use commercially reasonable efforts to cause the Registrable Shares covered by a Registration Statement to be registered with or approved by such state securities authorities as may be necessary to enable the Investor to consummate the disposition of the Registrable Shares pursuant to the plan of distribution set forth in the Registration Statement; provided, however, that the Company shall not be obligated to take any action to effect any such Registration, qualification or compliance pursuant to this Section 3 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction.

(d)                                 Subject to the Deferral Right, if any event, fact or circumstance requiring an amendment to a Registration Statement relating to the Registrable Shares shall exist, as soon as reasonably practicable upon becoming aware thereof, the Company agrees to notify the Investor and prepare and furnish to the Investor a post-effective amendment to the Registration Statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document necessary to disclose or otherwise address the event, fact or circumstance requiring such amendment.  Additionally, the Company shall respond to any comments received from the Commission with respect to the Registration Statement or any amendment thereto.

(e)                                  The Company agrees to use commercially reasonable efforts (including the payment of any listing fees) to obtain the listing of all Registrable Shares covered by the Registration Statement on each securities exchange on which securities of the same class or series are then listed.

(f)                                    The Company agrees to use commercially reasonable efforts to comply with the Securities Act and the Exchange Act in connection with the offer and sale of Registrable Shares pursuant to a Registration Statement.

(g)                                 The Company shall cooperate with the Investor to facilitate the electronic registry, under the Deposit/Withdrawal At Custodian program through the Depository Trust Company, of the Registrable Shares.

(h)                                 The Company shall make available to its security holders, as soon as reasonably practicable, an earning statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(i)                                     If the Investor intends to dispose of its Registrable Shares through an underwritten public offering, the Company shall (i) enter into and perform its obligations under an underwriting agreement (and, to the extent so requested by the managing underwriter, the Investor shall also enter into and perform its obligations under such an agreement), in customary and usual form, with the managing underwriter of such underwritten offering, including, without limitation, to obtain an opinion of counsel to the Company and a “comfort letter” from the independent public accountants to the Company in the usual and customary form for such underwritten offering, (ii) provide the Investor, the underwriter and their respective counsel and accountants such access to its books and records, all as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act, and (iii) otherwise cooperate with the reasonable requests of the managing underwriter of such underwritten offering in connection with conducting said underwritten offering.

(j)                                     In connection with any sale, transfer or other disposition by the Investor of any Registrable Shares pursuant to Rule 144 under the Securities Act, subject to delivery by counsel to the Investor, which counsel is reasonably satisfactory to the Company, of an opinion that such sale, transfer or other disposition of the Registrable Shares satisfies the applicable conditions of Rule 144 under the Securities Act and otherwise is reasonable satisfactory to the Company in form and substance, the Company shall request that the Company’s transfer agent remove any stop order or restrictive legend applicable to such Registrable Shares.

Section 4.                                          Expenses of Registration.      The Company shall pay the Registration Expenses incurred in connection with Registration, qualification or compliance as provided for in this Agreement.  Selling Expenses incurred in connection with the sale of Registrable Shares by the Investor shall be borne by the Investor and the Investor shall pay the expenses of its own counsel.

Section 5.                                          Indemnification and Contribution.

(a)                                  The Company will (i) indemnify the Investor, and its officers, directors, members, partners and managers, and any Person controlling the Investor within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal fees and expenses), but only to the extent arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made,  not misleading, and (ii) reimburse the Investor for all reasonable legal or other expenses incurred in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on (A) an offer or sale of Registrable Shares occurring during a Deferral/Suspension Period, or a Blackout Period in excess of the Selling Limitation, or (B) any untrue statement or omission (or alleged untrue statement or omission) made in reliance upon and in conformity with information furnished in writing to the Company by the Investor for inclusion therein; and, provided further, that the Company shall not be liable with respect to any preliminary prospectus or preliminary prospectus supplement to the extent that any such expenses, claims, losses, damages and liabilities result from the fact that Registrable Shares were sold to a Person as to whom it shall be established that there was not sent or given at or prior to the written confirmation of such sale a copy of the prospectus as then amended or supplemented under circumstances where such delivery is required under the Securities Act, if the Company shall have previously furnished copies thereof to such Indemnified Party prior thereto, and the expense, claim, loss, damage or liability of such Indemnified Party results from an untrue statement or omission of a material fact contained in the preliminary prospectus or the preliminary prospectus supplement, which was corrected in the prospectus.

(b)                                 The Investor shall (i) indemnify the Company, each of its directors and each of its officers who signs the Registration Statement, and each Person who controls the Company within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal fees and expenses), but only to the extent, arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, and only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement in reliance upon and in conformity with information furnished in writing to the Company by the Investor and/or any agent of the Investor for inclusion therein, or (B) any failure by the Investor and/or any agent of the Investor to deliver a prospectus where such delivery is required under the Securities Act, the Company shall have furnished copies of such prospectus to the Investor in sufficient quantities to permit the Investor to satisfy such obligations, and such prospectus corrected an untrue statement or omission of a material fact contained in a preliminary prospectus, and (ii) reimburse the Company for all reasonable legal or other expenses incurred in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)                                  Each party entitled to indemnification under this Section 5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 5 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party, which counsel shall be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action within a reasonable period of time upon becoming aware of such action, or the Indemnified Party shall have reasonably concluded that there exists an actual and material conflict of interest between the Indemnified Party and the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement unless such judgment or settlement (i) includes an unconditional release from all liability in respect to such claim or litigation, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the Indemnified Party.

(d)                                 If the indemnification provided for in this Section 5 is unavailable to a party that would have been an Indemnified Party under this Section 5 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then the party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statement or omission (or alleged statement or omission), which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 5(d).

(e)                                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 6.                                          Information to be Furnished by the Investor.   The Investor shall furnish to the Company such information as the Company may reasonably request and as shall be required in connection with any Registration Statement and related proceedings referred to in this Agreement. If the Investor fails to provide the Company with such information within five business days of receipt of the Company’s request, the Company’s obligations under this Agreement with respect to the Investor or the Registrable Shares owned by the Investor shall be suspended until the Investor provides such information.

Section 7.                                          Piggyback Registration Rights.  If the Company proposes to make an underwritten offering of its Common Shares or if another holder of Common Shares proposes to make an underwritten offering, the Investor shall be entitled to sell Registrable Shares in such offering subject to compliance with Section 2(c); provided, however, that if the managing underwriter advises that the number of Registrable Shares sought to be included by the Investor in such offering would create a substantial risk that the sale of some or all of the Common Shares sought to be sold will substantially reduce the proceeds or price per Common Share to be derived from the sale, the number of Registrable Shares to be sold by the Investor will be reduced on a pro rata basis with other shareholders entitled to participate in such offering to the extent not inconsistent with existing contractual obligations.  The Investor may not include Registrable Shares in underwritten offerings pursuant to this Section 7 if the Investor owns Registrable Shares representing less than 1% of the outstanding Common Shares.

Section 8.                                          Black-Out Period. The Investor agrees, if requested by the Company or the Company’s underwriters or financial advisors in connection with an underwritten offering of the Company’s securities pursuant to a Registration Statement filed with the Commission (a “Registered Offering”), not to effect any sale or distribution of any Registrable Shares in excess of the Selling Limitation, including a sale pursuant to Rule 144, during the 15 day period prior to, and during the 30 day period beginning on, the date of pricing of such Registered Offering (each, a “Blackout Period”); provided that (a) each of the Company’s Chief Executive Officer and President are also subject to substantially similar restrictions, and (b) the Investor shall not be subject to more than one Blackout Period during any twelve month period.  The “Selling Limitation” shall mean, with respect to any Blackout Period, 25% of the Registrable Shares.

Section 9.                                          Miscellaneous.

(a)                                  Governing Law. This Agreement shall be governed in all respects by the laws of the State of Maryland.

(b)                                 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

(c)                                  Amendment. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the Company and the Investor.

(d)                                 Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three days following deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified (or one day following timely deposit with a reputable overnight courier with next day delivery instructions), or upon confirmation of receipt by the sender of any notice by facsimile transmission, at the address indicated below or at such other address as such party may designate by ten days’ advance written notice to the other parties.

To Holder:	Heitman M-rich Investors LLC
c/o Heitman LLC
191 Wacker Drive, Suite 2500
Chicago, Illinois 60606
Attention: David Perisho, Senior Vice President
Telecopy: 312-541-6789

With a Copy to:	Mayer Brown LLP
71 South Wacker Drive
Chicago, Illinois 60606
Attention: John W. Noell, Jr., Esq.
Telecopy: 312-701-7711

To the Company:	The Macerich Company
401 Wilshire Boulevard, Suite 700
Santa Monica, California 90401
Attention: Chief Legal Officer
Facsimile: (310) 394-7692

With a copy to:	Manatt, Phelps & Phillips, LLP
11355 West Olympic Boulevard
Los Angeles, California 90064
Attention: F. Thomas Muller, Esq.
Facsimile: (310) 914-5852

(e)                                  Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of the parties hereto (provided, that each party executes one or more counterparts), each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

(f)                                    Interpretation. Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.  “Including” means “including without limitation.”

(g)                                 Remedies. The Company and the Investor acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that the Company and the Investor, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

(h)                                 Anti-Assignment.  The Investor may not assign this Agreement or its rights or obligations hereunder without the express written consent of the Company, which consent may be withheld, delayed or conditioned in the sole and absolute discretion of the Company.

(i)                                     Attorneys’ Fees. If the Company or the Investor brings an action to enforce its rights under this Agreement, the prevailing party in the action shall be entitled to recover its costs and expenses, including reasonable attorneys’ fees, incurred in connection with such action, including any appeal of such action.

(j)                                     Changes in Securities Laws. In the event that any amendment, repeal or other change in the securities laws shall render the provisions of this Agreement inapplicable, the Company will provide the Investor with substantially similar rights to those granted under this Agreement and use its good faith efforts to cause such rights to be as comparable as possible to the rights granted to the Investor hereunder.

[Remainder of the Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DATED: September 30, 2009	COMPANY

THE MACERICH COMPANY, a Maryland corporation

	By:	/s/ Richard A. Bayer
Richard A. Bayer, Senior Executive Vice President, Chief Legal Officer and Secretary

INVESTOR

HEITMAN M-RICH INVESTORS LLC, a Delaware limited liability company

By: Heitman America RE LLC, its managing member

By: Heitman America Real Estate Trust, L.P., its managing member

By: Heitman America Real Estate Trust, LLC, its general partner

	By:	/s/ Thomas P. Kelly
Name: Thomas P. Kelly
Title: Senior Vice President

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

DATED SEPTEMBER 30, 2009